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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): August 15, 1995



                           INSTEEL INDUSTRIES, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)


       NORTH CAROLINA                     1-9929                 56-0674867
       --------------                     ------                 ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
       incorporation)                                        Identification No.)

              1373 BOGGS DRIVE, MOUNT AIRY, NORTH CAROLINA  27030
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                    (Address of principal executive offices)




Registrant's telephone number, including area code:  910/786-2141
                                                     ------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         In a Current Report on Form 8-K, dated June 28, 1995, Insteel Industries, Inc. (the "Company"), reported that the Company had recommended the selection of KPMG Peat Marwick LLP as its principal accountants, replacing Deloitte & Touche LLP, who previously served as the Company's principal accountants.

         On August 15, 1995, the Company's Board of Directors, acting upon the recommendation of its Audit Committee, approved the engagement of KPMG Peat Marwick LLP as principal accountants for the Company.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          INSTEEL INDUSTRIES, INC.
                                          ------------------------
                                          Registrant




                                          By /s/ H. W. Woltz III
                                          -------------------------------------
                                          H. O. Woltz III
                                          President and Chief Executive Officer



Date:    August 15, 1995                  By /s/ Michael C. Gazmarian
                                          -------------------------------------
                                          Michael C. Gazmarian
                                          Chief Financial Officer and Treasurer